Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of September 25, 2015, between Mount Tam Biotechnologies, Inc., a Nevada corporation (the “Company”), and the purchaser identified on the signature page hereto (including its successors and assigns, “Purchaser”).

WHEREAS, the Company and Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

WHEREAS, Purchaser wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that number of shares of the common stock, par value $0.0001 per share, of the Company (“Common Stock”), set forth on Purchaser’s signature page hereto (the “Shares”).

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Article I
Purchase and Sale of Shares

1.1 Purchase of Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Article IV below, the Company shall issue and sell to Purchaser, and Purchaser agrees to purchase from the Company on the Closing Date (as defined below), the Shares as is set forth on Purchaser’s signature page hereto (the “Closing”).

1.2 Purchase Price. The purchase price for the Shares shall be $0.50 per share, and the aggregate purchase price for the Shares to be purchased by Purchaser at the Closing (the “Purchase Price”) shall be the amount set forth on Purchaser’s signature page hereto.

1.3 The Closing. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., Los Angeles time, on the date hereof (or such other date and time as is mutually agreed to by the Company and Purchaser) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Article IV below, at the offices of LKP Global Law, LLP (the “Firm”), at 1901 Avenue of the Stars, Suite 480, Los Angeles, California 90067.

1.4 Pre-Closing Deliveries. Prior to the Closing Date:

(a) The Company shall deliver to the Firm, the Escrow Agreement among the Company, Purchaser and the Firm as escrow agent in the form of Exhibit A attached hereto (the “Escrow Agreement”), and this Agreement, each duly executed by the Company.

(b) Purchaser shall deliver to the Firm, this Agreement, this Agreement, the Escrow Agreement, and Purchaser Questionnaire in the form of Exhibit B attached hereto (collectively the “Transaction Documents”), each duly executed by Purchaser, as well as the Purchase Price.

1.5 Closing Deliverables. On the Closing Date:

(a) The Company shall deliver the following:

(i) The Release Notice (as defined in the Escrow Agreement) to the Firm, duly executed by the Company;

(ii) A certificate to Purchaser evidencing the Shares purchased by Purchaser, registered in the name of Purchaser; and

(iii) An officer’s certificate from the Chief Executive Officer, dated as of the Closing Date, to Purchaser certifying and setting forth (A) the names, signatures and positions of the Persons authorized to execute this Agreement and any other Transaction Documents to which the Company is a party, (B) a copy of the resolutions by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and any other Transaction Documents to which the Company is a party, and (C) certifying that the representations and warranties of the Company are true and correct as of the Closing Date and that the Company has satisfied all of the conditions to the Closing.

(b) Purchaser shall deliver the Release Notice to the Firm, duly executed by Purchaser.

Article II
Representations and Warranties

2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Purchaser as of the date hereof and the Closing Date:

(a) Organization and Qualification; Material Adverse Effect. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. As used herein, “Material Adverse Effect” means any adverse effect on the business, operations, properties, prospects or financial condition of the Company, and which is (either alone or together with all other adverse effects) material to the Company, and any material adverse effect on the transactions contemplated under the Agreement.

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(b) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform its obligations under the Agreement and to issue the Shares in accordance with the terms hereof, (ii) the execution and delivery of the Agreement by the Company and the consummation by it of the transactions contemplated hereby, including the issuance of the Shares, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or shareholders is required, (iii) the Agreement has been duly executed and delivered by the Company, (iv) the Agreement constitutes valid and binding obligations of the Company enforceable against the Company, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors’ rights and remedies or by other equitable principles of general application, and (B) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws and (v) the Shares have been duly authorized and, upon issuance thereof and payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances.

(c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which as of the date hereof, the number of shares set forth on Schedule 2.1(c) are outstanding, and (ii) 5,000,000 shares of preferred stock, par value $0.0001 per share, none of which are issued and outstanding as of the date hereof. All of such outstanding shares have been, or upon issuance will be, validly issued, fully paid and nonassessable. As of the date hereof, except as disclosed in Schedule 2.1(c), (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, (iv) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act, (v) there are no outstanding securities of the Company which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company, and (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance or exercise of the Shares as described in this Agreement.

(d) No Conflicts. The execution, delivery and performance of the Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and issuance of the Shares will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock of the Company or the By-laws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) to the Company’s knowledge result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except in the case of clause (ii), such conflicts that would not have a Material Adverse Effect.

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(e) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its officers or directors in their capacities as such.

(f) Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct its business as now conducted. The Company does not have any knowledge of any infringement by it of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others, and there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement.

(g) Compliance with Law. The business of the Company has been and is presently being conducted so as to comply with all applicable material foreign, federal, state and local governmental laws, rules, regulations and ordinances.

(h) Disclosure. No representation or warranty by the Company in this Agreement, nor in any certificate, schedule, document, exhibit or other instrument delivered or to be delivered pursuant to this Agreement or otherwise in connection with the transactions contemplated by the Agreement, contains or will contain any untrue statement of material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading or necessary to in order fully and fairly to provide the information required to be provided in any such certificate, schedule, document, exhibit or other instrument. To the knowledge of the Company at the time of the execution of this Agreement, there is no information concerning the Company or its business which has not heretofore been disclosed to Purchaser that would have a Material Adverse Effect.

(i) Title. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to its business, in each case free and clear of all liens, encumbrances and defects except such as do not materially and adversely affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

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(j) Permits. The Company owns, holds, possesses, or lawfully uses in its business all material approvals, authorizations, certifications, franchises, licenses, permits, and similar authorities (“Permits”) that are necessary for the conduct of its business as currently conducted or the ownership and use of its assets or properties, in compliance with all laws. The Company is not in default under, or has received any notice of any claim of default in respect of, any such Permits. To the Company’s knowledge, after due inquiry, all such Permits are renewable by their respective terms in the ordinary course of business without the need to comply with any special qualification procedures or to pay any amounts other than routine filing fees.

(k) Absence of Undisclosed Liabilities. The Company has no obligations or liabilities of any nature (matured, fixed or contingent) other than those obligations incurred in the ordinary course of business in amounts consistent with prior periods which have not had and will not have a Material Adverse Effect on the Company.

(l) Restrictions on Business Activities. There is no judgment, order, decree, writ or injunction binding upon the Company or, to the knowledge of the Company, threatened that has or could prohibit or impair of its business as the conduct currently conducted or any of its business practice, including the acquisition of property, the provision of services, the hiring of employees or the solicitation of clients, in each case either individually or in the aggregate.

(m) Private Placement. Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 2.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to Purchaser as contemplated hereby.

(n) No Integrated Offering. Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 2.2, neither the Company, nor any Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(o) No General Solicitation. Neither the Company nor any Person acting on its behalf has offered or sold any Share by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

2.2 Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and the Closing Date:

(a) Organization; Authority. If Purchaser is an entity, it is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of the Agreement and performance by Purchaser of the transactions contemplated by the Agreement has been duly authorized by all necessary corporate or similar action on the part of Purchaser. The Agreement has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(a) No Conflicts. The execution, delivery and performance of the Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby will not (i) result in a violation of the certificate of incorporation, by-laws or other documents of organization of Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Purchaser is bound, or (iii) result in a violation of any law, rule, regulation or decree applicable to Purchaser.

(b) Purchaser Status. At the time Purchaser was offered the Shares, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act, is not affiliated with any broker-dealer registered under Section 15 of the Exchange Act, and is not a member of the Financial Industry Regulatory Authority, Inc.

(c) Information. Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company which have been requested and materials relating to the offer and sale of the Shares which have been requested by Purchaser. Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. In determining whether to enter into this Agreement and purchase the Shares, Purchaser has relied solely on the written information supplied by Company employees in response to any written due diligence information request provided by Purchaser to the Company, and Purchaser has not received nor relied upon any oral representation or warranty relating to the Company, this Agreement or any other Transaction Document, the Shares, or any of the transactions or relationships contemplated thereby. Purchaser understands that its purchase of the Shares involves a high degree of risk. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

(d) Experience of Purchaser. Purchaser, either alone or together with its representatives (who satisfy all of the affiliation, financial experience, acknowledgment and disclosure conditions set forth under Rule 501(i) of Regulation D under the Securities Act), has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

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(e) General Solicitation. Purchaser is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(f) No Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits thereof.

(g) Investment Representation. Purchaser is purchasing the Shares for its own account for investment and not with a view to distribution or sale in violation of the Securities Act or any state securities laws or rules and regulations promulgated thereunder. Purchaser has been advised and understands that the Shares will not be registered under the Securities Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law. Purchaser has been advised and understands that the Company, in issuing the Shares, is relying upon, among other things, the representations and warranties of Purchaser contained in this Section 2.2 in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the Securities Act.

(h) Transfer or Resale. Purchaser understands that: (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that the Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) Purchaser provides the Company with reasonable assurance that such Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (collectively, “Rule 144”); (ii) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

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(i) Commissions and Finder’s Fees. Purchaser has taken no action which would give rise to any claim by any Person for brokerage commissions, finder’s fees or similar payments by the Company or Purchaser relating to this Agreement or the transactions contemplated hereby.

(j) Short Sales and Confidentiality Prior To Date Hereof. Other than consummating the transactions contemplated hereunder, Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with Purchaser, executed any purchases or sales, including short sales (as defined in Rule 200 of Regulation SHO under the Exchange Act) and any other transaction designed to hedge the risk of ownership, however structured, of the securities of the Company during the period commencing from the time that Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder until the date hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Other than to other Persons party to this Agreement, Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(k) Reliance by the Company. Purchaser understands that the Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Shares.

(l) Correctness of Representations and Information. Purchaser represents that the representations and warranties of this Section 2.2 and the information provided by Purchaser on the signature page hereof and Purchaser Questionnaire are true and correct as of the date hereof and, unless Purchaser otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

Article III
Covenants

3.1 Best Efforts. Each party shall use its best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Article IV of this Agreement.

3.2 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Shares in accordance with Regulation D. The Company shall, on or before the Closing Date, take such action as the Company shall have reasonably determined is necessary to qualify the Shares to Purchaser under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification); provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, in any jurisdiction where it is not now so subject.

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Article IV
Conditions to Closings

4.1 Conditions Precedent to the Obligation of the Company to Sell. The obligation hereunder of the Company to issue and sell the Shares to Purchaser at the Closing is subject to the satisfaction, at or before the Closing, of each of the applicable conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a) Accuracy of Purchaser’s Representations and Warranties. The representations and warranties of Purchaser will be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time.

(b) Performance by Purchaser. Purchaser shall have performed all agreements and satisfied all conditions required to be performed or satisfied by Purchaser at or prior to the Closing, including full payment of the Purchase Price to the Company as provided herein.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

4.2 Conditions Precedent to the Obligation of Purchaser to Purchase. The obligation hereunder of Purchaser to acquire and pay for the Shares at the Closing is subject to the satisfaction, at or before the Closing, of each of the Company’s agreements contained herein required to be performed on or prior to the Closing Date as well as the applicable conditions set forth below. These conditions are for Purchaser’s benefit and may be waived by Purchaser at any time.

(a) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties as of an earlier date, which shall be true and correct in all material respects as of such date).

(b) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(c) No Material Adverse Change. There shall not have occurred any event prior to the Closing which, singly or taken together with any other event, could reasonably be expected to have a Material Adverse Effect.

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Article V

Legend

5.1 Legends. Upon payment therefor as provided in this Agreement, the Company will issue the Shares in the name of Purchaser or its designees and in such denominations to be specified by Purchaser prior to (or from time to time subsequent to) Closing, which shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION; HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

The Company agrees to reissue the Shares without the legend set forth above, at such time as (i) the holder thereof is permitted to dispose of such securities pursuant to Rule 144(b)(i) under the Securities Act, or (ii) such securities are sold to a purchaser or purchasers who (in the opinion of counsel to the seller or such purchaser(s), in form and substance reasonably satisfactory to the Company and its counsel) are able to dispose of such securities publicly without registration under the Securities Act, or (iii) such securities have been registered under the Securities Act.

Article VI
Indemnification

6.1 Company Indemnification. In consideration of Purchaser’s execution and delivery of the this Agreement and acquiring the Shares hereunder and in addition to all of the Company’s other obligations under the Agreement, the Company shall defend, protect, indemnify and hold harmless Purchaser and all of their respective partners, officers, directors, employees, members and direct or indirect investors and any of the foregoing Person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Purchaser Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any Purchaser Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Purchaser Indemnified Liabilities”), incurred by any Purchaser Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Agreement or any other certificate or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Agreement or any other certificate or document contemplated hereby or thereby. Notwithstanding the foregoing, Purchaser Indemnified Liabilities shall not include any liability of any Purchaser Indemnitee arising out of Purchaser Indemnitee’s gross negligence or willful misconduct. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of Purchaser Indemnified Liabilities which is permissible under applicable law.

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6.2 Purchaser Indemnification. In consideration of the Company’s execution and delivery of this Agreement and issuing the Shares hereunder and in addition to all of Purchaser’s other obligations under the Agreement, Purchaser shall defend, protect, indemnify and hold harmless the Company and all of its partners, officers, directors, employees, members and direct and indirect investors and any of the foregoing Person’s agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Company Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorney’s fees and disbursements (the “Company Indemnified Liabilities”), incurred by any Company Indemnitee relating to violations of the Securities Act, as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by Purchaser in the Agreement or any other certificate or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of Purchaser contained in the Agreement or any other certificate or document contemplated hereby or thereby. Notwithstanding the foregoing, Company Indemnified Liabilities shall not include any liability of any Company Indemnitee arising out of such Company Indemnitee’s gross negligence or willful misconduct and Purchaser shall only be required to make indemnification to the extent of the aggregate dollar amount of Purchaser’s Purchase Price. To the extent that the foregoing undertaking by Purchaser may be unenforceable for any reason, Purchaser shall make the maximum contribution to the payment and satisfaction of each of the Company Indemnified Liabilities which is permissible under applicable law.

Article VII
Governing Law; Miscellaneous

7.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts to be wholly performed within such state and without regard to conflicts of laws provisions. Any legal action or proceeding arising out of or relating to this Agreement may be instituted in the courts of the State of California sitting in Marin County or in the United States district court for the Northern District of California, and the parties hereto irrevocably submit to the jurisdiction of each such court in any action or proceeding. Purchaser hereby irrevocably waives and agrees not to assert, by way of motion, as a defense, or otherwise, in every suit, action or other proceeding arising out of or based on this Agreement and brought in any such court, any claim that Purchaser is not subject personally to the jurisdiction of the above named courts, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

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7.2 Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. Execution and delivery of this Agreement by facsimile transmission (including delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

7.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

7.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

7.5 Costs and Expenses. All reasonable out-of-pocket costs and expenses incurred by Axiom and Purchaser with respect to this Agreement and the transactions contemplated by this Agreement shall be paid by the Company at the Closing.

7.6 Entire Agreement; Amendments; Waivers. This Agreement supersedes all other prior oral or written agreements between Purchaser, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Purchaser, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

7.7 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

If to the Company:

To the address set forth on the Company’s signature page to the Agreement.

If to Purchaser:

To the address of Purchaser set forth on Purchaser’s signature page to the Agreement.

or at such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party three (3) business days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

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7.8 Successors and Assigns; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

7.9 Survival. The representations, warranties, rights to indemnification and agreements of the Company and Purchaser contained in the Agreement shall survive the delivery of the Shares.

7.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.11 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.12 Days. Unless the context refers to “business days,” all references herein to “days” shall mean calendar days.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MOUNT TAM BIOTECHNOLOGIES, INC.	Address for Notice:
By: /s/ Timothy Powers Name: Timothy Powers Title: Chief Executive Officer	Mount Tam Biotechnologies, Inc. 8001 Redwood Boulevard Novato, California 94925 Attention: Chief Executive Officer Telephone: (310) 800-7175 Facsimile: (866) 212-6489

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:	0851229 BC Ltd

(Exact name as it should appear in the records of the Company)

Signature of Authorized Signatory of Purchaser:	/s/ Doug Froese

Name and Title of Authorized Signatory:	Doug Froese

Title of Authorized Signatory:	Director

Purchase Price:	$100,000

Number of Shares:	200,000

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SCHEDULE 2.1(c)

(Capitalization)

Outstanding Common Stock:

42,001,575 shares.

Outstanding options:

The Company’s Chief Executive Officer is entitled to options to purchase up to 1,160,000 shares of Common Stock.

Outstanding rights:

Under Section 6.2 of the Research and Collaboration and License Agreement between Mount Tam Biotechnologies, Inc., a Delaware corporation and the Company’s wholly owned subsidiary (“Subsidiary”), and Buck Institute for Research on Aging the (“Buck Institute”), and dated August 17, 2014 (the “License Agreement”), the equity interests in Subsidiary held by Buck Institute “will not be reduced below five percent (5%) of the total aggregate Shares until such time as Subsidiary has raised and received a total of five million dollars ($5,000,000) of investments in equity, debts, grants, contributions, or donations.” From and after the Company’s acquisition of Subsidiary on August 13, 2015, Buck Institute shall be entitled to such right with respect to issuance of shares of Common Stock.

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